Exhibit 10.1
Execution Copy
FIFTH AMENDMENT TO CREDIT AGREEMENT
AND FORBEARANCE AGREEMENT
          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE AGREEMENT (referred to below) (this “Fifth Amendment”), dated as of September 21, 2010, by and among TRICO MARINE CAYMAN, L.P., a limited partnership organized under the laws of the Cayman Islands (“Trico Cayman”), TRICO HOLDCO LLC, a Delaware limited liability company and the general partner of Trico Cayman (“Trico Holdco”), TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”, and together with Trico Cayman and Trico Holdco, the “Holdco Guarantors”), the Subsidiary Guarantors listed on Schedule IX to the Credit Agreement (as defined below) (the “Subsidiary Guarantors”), TRICO SHIPPING AS, a limited company organized under the laws of Norway and a wholly-owned Subsidiary of Holdings (the “Borrower”), the Lenders (as defined below) party hereto and NORDEA BANK FINLAND PLC, NEW YORK BRANCH (“Nordea”), as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
          WHEREAS, the Borrower, the Holdco Guarantors, the Subsidiary Guarantors, the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are parties to a Credit Agreement, dated as of October 30, 2009 (as amended by that certain First Amendment and Waiver to Credit Agreement dated as of March 15, 2010, that certain Second Amendment to Credit Agreement and Forbearance Agreement (the “Second Amendment”) dated as of June 17, 2010, that certain Third Amendment to Credit Agreement and Forbearance Agreement (the “Third Amendment”) dated as of June 29, 2010 and that certain Fourth Amendment to Credit Agreement (the “Fourth Amendment”) dated as of July 23, 2010, the “Credit Agreement”); and
          WHEREAS, the Borrower has notified the Administrative Agent and the Lenders that it desires to enter into a priority credit agreement among the Borrower, Holdings, certain subsidiary guarantors, certain lender parties thereto (the “Priority Facility Lenders”) and Cantor Fitzgerald Securities, as administrative agent (the “Priority Agent”), for a term loan facility of up to $22,000,000 to be funded by the Priority Facility Lenders (the “Priority Credit Facility”); and
          WHEREAS, the Credit Parties have requested that the Lenders to (i) amend the forbearance contained in the Third Amendment to include those certain Events of Default specified in Schedule I hereto which have occurred under the Credit Agreement and (ii) amend certain provisions of the Credit Agreement to permit the Borrower and the applicable Credit Parties to enter into the Priority Credit Facility; and
          NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Parties and the Lenders party hereto hereby agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
     Section 1.01. Modified Definitions. Section 1 of the Credit Agreement is hereby amended to amend and restate the following definitions in their entirety to read as follows:
     ““Asset Sale” shall have the meaning provided in the Senior Notes Indenture as in effect on the Fifth Amendment Effective Date and without giving effect to any subsequent amendment, modification, supplement or waiver thereto (which definition together with the defined terms used therein are herein incorporated by reference).”
     ““Collateral Agency and Intercreditor Agreement” shall mean that certain Amended and Restated Collateral Agency and Intercreditor Agreement, dated as of September 21, 2010, among the Collateral Agent, the Trustee (as defined therein), the Administrative Agent, the Priority Agent, the Borrower and the Guarantors, as amended, modified or restated from time to time.”
     ““Event of Loss” shall have the meaning provided in the Senior Notes Indenture as in effect on the Fifth Amendment Effective Date and without giving effect to any subsequent amendment, modification, supplement or waiver thereto (which terms together with the defined terms used therein are hereby incorporated by reference).”
     ““Net Available Cash” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Fifth Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).”
     “Noteholder Forbearance” shall mean that certain First Supplemental Indenture, dated as of June 17, 2010, to the Senior Notes Indenture, by and among the Borrower, the guarantors named therein and Deutsche Bank National Trust Company (successor trustee to Wells Fargo Bank, N.A.), as trustee (as in effect on the Fifth Amendment Effective Date and without giving effect to any amendment, modification, supplement or waiver thereto).”
     ““Permitted Collateral Liens” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Fifth Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto); provided that the Indebtedness secured thereby is permitted hereunder.”
     ““Permitted Liens” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Fifth Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).”

          Section 1.02. New Definitions. Section 1 of the Credit Agreement is amended to add the following defined terms in the proper alphabetical order therefor:
     ““Fifth Amendment” shall mean the Fifth Amendment to Credit Agreement and to Forbearance Agreement dated as of September 21, 2010.”
     ““Fifth Amendment Effective Date” shall have the meaning provided to such term in the Fifth Amendment.”
     ““Priority Credit Agreement” shall mean that certain Priority Credit Agreement date as of September 21, 2010, among Borrower, Holdings, the subsidiary guarantors party thereto, the lenders party thereto from time to time and Cantor Fitzgerald Securities, as administrative agent, pursuant to which the Borrower can incur (i) up to $22,000,000 of principal amount of Loans and (ii) all other obligations (other than principal) in respect thereof (as in effect on the Fifth Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto other than as permitted under Section 10.11).”
     ““Second Supplemental Indenture” shall mean that certain Second Supplemental Indenture date as of September 21, 2010, among Borrower, the guarantors party thereto and Deutsche Bank National Trust Company, as trustee.”
          Section 1.03. Amendment to Section 2.07(d). Section 2.07(d) of the Credit Agreement is hereby amended to amend and restate the whole section in its entirety to read as follows:
     “(d) Accrued (and theretofore unpaid) interest in respect of Revolving Loans shall be payable on the first day of each calendar month, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. Accrued (and theretofore unpaid) interest in respect of Term Loans shall be payable on the first day of each calendar month, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.”
          Section 1.04. Amendment to Section 4.03(b). Section 4.03(b) of the Credit Agreement is hereby amended to amend and restate the whole table in its entirety to read as follows:

		Amount of Total Revolving
		Commitment to be reduced on the
		relevant Scheduled Commitment
	Scheduled Commitment Reduction Date	Reduction Date
1	January 1, 2011	$2,180,616.74

2	April 1, 2011	$2,180,616.74

		Amount of Total Revolving
		Commitment to be reduced on the
		relevant Scheduled Commitment
	Scheduled Commitment Reduction Date	Reduction Date
3	July 1, 2011	$2,180,616.74

4	October 1, 2011	$2,180,616.74

5	The Revolving Loan Maturity Date	The amount required to reduce the Total Revolving Loan Commitments to zero
          Section 1.05. Amendment to Section 9.01. Section 9.01 of the Credit Agreement is hereby amended to add the following new clauses (k), (l), (m) and (n):
     “(k) Monthly Financial Statements. So long as the Priority Credit Agreement is outstanding, within 30 days after the close of each fiscal month of Holdings (other than each March, June, September and December, for which the applicable period shall be 45 days), the consolidated balance sheet of the Parent and its Subsidiaries as at the end of such monthly accounting period and the related consolidated statements of income and retained earnings for such monthly accounting period, in each case setting forth comparative figures for the corresponding monthly accounting period in the prior fiscal year and comparable budgeted figures for such monthly accounting period as set forth in the respective budget delivered pursuant to Section 9.01(d), all of which shall be certified by the chief financial officer of the Borrower that they fairly present in all material respects in accordance with GAAP the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.
     (l) Cash Flow Forecast/Budget Update. So long as the Priority Credit Agreement is outstanding, no later than Thursday of each calendar week, based on information available, and projections made, as of the last Business Day of the immediately preceding calendar week, an updated cash flow projection for the 13-week period beginning on the calendar week in which such projection is due, which projection shall include a variance report describing in reasonable detail the variance(s) in actual cash flow from (x) projected cash flow for the week ended on such last Business Day and (y) the Approved Budget (as defined in the Priority Credit Agreement).
     (m) Information Provided to Other Creditors. So long as the Priority Credit Agreement is outstanding, at any time provided to the holders of the Senior

Notes, the Senior Notes Trustee or the agent or lenders under the Priority Credit Agreement, any written financial information about the Credit Parties.
          (n) Restructuring Plan. No later than October 31, 2010, as copy of a draft restructuring plan.”
          Section 1.06. Amendment to Section 9. Section 9 of the Credit Agreement is hereby amended to add a new Section 9.15 to read as follows:
“Section 9.15 Delivery of Opinions. Contemporaneously with the delivery to Priority Agent of any opinion regarding any of the Security Documents, Borrower shall cause (or, with respect to any opinion delivered by foreign (non-US) counsel, shall use best efforts to cause) to be delivered to Agent and Lenders opinions with respect to such Security Documents, including without limitation, the perfection and priority of the security interests and other interests granted therein, to the extent similar opinions are provided to the Priority Agent or lenders under the Priority Credit Agreement, which opinions shall be satisfactory to Required Term Lenders.”
          Section 1.07. Amendment to Section 10.01. Section 10.01 of the Credit Agreement is hereby amended to amend and restate the whole section in its entirety to read as follows:
     “10.01 Liens. Holdings will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to (i) any Collateral, other than Permitted Collateral Liens and (ii) any other assets, other than Permitted Liens. Any Lien securing the Senior Notes shall also secure the Obligations on a pari passu basis, and any Lien securing the Priority Credit Agreement shall also secure the Obligations and be subject to the provisions of the Collateral and Intercreditor Agreement.”
          Section 1.08. Amendment to Section 10.02. Section 10.02 of the Credit Agreement is hereby amended to amend and restate clauses (b) and (c) in their entirety to read as follows:
     “(b) Holdings will not, and will not permit any Subsidiary to, consummate any Asset Sale (including a Collateral Disposition) unless (x) such Asset Sale is permitted pursuant to (i) Sections 4.10 and 4.11, as applicable, of the Senior Notes Indenture (as in effect on the Fifth Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto) and (ii) the Collateral Agency and Intercreditor Agreement, (y) the requirements of such Sections and with Section 4.24 of the Senior Notes Indenture (as so in effect) with respect to thereto are fully complied with.
     (c) Holdings will not, and will not permit any of its Subsidiaries to, receive Refund Proceeds or Net Event of Loss Proceeds (as each such term is defined in the Senior Notes Indenture as in effect on the Fifth Amendment Effective Date and without giving effect to any amendment, modification, supplement or waiver thereto) unless (x) the provisions of Section 4.10 of the

Senior Notes Indenture (as in effect) with respect thereto are fully complied with and (y) is permitted under the Collateral Agency and Intercreditor Agreement.”
          Section 1.09. Amendment to Section 10.03. Section 10.03 of the Credit Agreement is hereby amended to add the following new clause:
     “(v) the Borrower and its Subsidiaries may make payments in cash to or on behalf of Parent, Trico Cayman, Trico Holdco and Holdings that do not violate the terms of, or result in a default under, the Priority Credit Agreement. Notwithstanding anything to the contrary set forth in this Agreement, the Borrower and its Subsidiaries shall not make payments to or on behalf of the Parent, Trico Cayman, Trico Holdings and Holdings (whether in the form of Dividends or the repayment of Intercompany Debt), except that they may pay (x) up to $3,000,000 in such payments in the fourth quarter of the 2010 calendar year and (y) up to $3,000,000 in such payments in the first quarter of the 2011 calendar year, in each case so long as such payments do not violate the terms of, or result in a default under, the Priority Credit Agreement, including the Approved Budget (as defined therein).”
          Section 1.10. Amendment to Section 10.04. Section 10.04 of the Credit Agreement is hereby amended to add the following two new clauses:
     “(xv) Indebtedness of the Borrower and the Guarantors pursuant the Priority Credit Agreement provided that the principal amount of loans in respect thereof shall not exceed $22,000,000 less any repayments thereof; and
     (xvi) Letters of credit in a stated amount not to exceed $10,000,000 minus the stated amount of Letters of Credit then outstanding under this Agreement.”
          Section 1.11. Amendment to Section 10.08. Section 10.08 of the Credit Agreement is hereby amended to amend and restate clause (ii) in its entirety to read as follows:
     “(ii) this Agreement and the other Credit Documents, the Parent Credit Agreement, the Senior Notes Documents, the Priority Credit Agreement and the Existing Intercompany Indebtedness,”
          Section 1.12. Amendment to Section 10.11. Section 10.11 of the Credit Agreement is hereby amended to add the following new clause (c):
     “(c) The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, amend, modify or change any term or condition of Priority Credit Agreement and any documentation related Priority Credit Agreement, except as permitted under the Collateral Agency and Intercreditor Agreement.”

          Section 1.13. Amendment to Section 10.13. Section 10.13 of the Credit Agreement is hereby amended to amend and restate the whole section in its entirety to read as follows:
     “Section 10.13. Minimum Cash. During the Forbearance Period, commencing with the fiscal month ending October 31, 2010, Holdings, the Borrower and the Subsidiary Guarantors, on a consolidated basis, shall maintain as of the end of each fiscal month, cash and Cash Equivalents (in each case, free of Liens other than those in favor of the Collateral Agent) (“Liquidity”) of not less than $20,000,000; provided, however, that in lieu of the foregoing, solely for the months of February and March 2011, unless prior to the end of either such month the Borrower shall have received $12,870,000 or more of the anticipated refunds relating to the termination of the Existing Option Construction Contracts, Liquidity may be not less than $15 million. The Borrower shall deliver to the Administrative Agent an Officer’s Certificate, in the form attached hereto as Exhibit C, and a detailed computation of its Liquidity no later than the 10th calendar day following the end of each fiscal month.”
          Section 1.14. Amendment to Section 14.01. Section 14.01 of the Credit Agreement is hereby amended to amend and restate the sentence before the phrase “(including, without limitation, in connection with the removal of the Administrative Agent pursuant to Section 12.11)” as follows:
     “The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP and the Administrative Agent’s local maritime counsel and the Administrative Agent’s consultants) and the Required Term Lenders (including, without limitation, the reasonable fees and disbursements of Latham & Watkins LLP and the Required Term Lender’s local maritime counsel and the Required Term Lender’s consultants), in each case, in connection with the preparation, execution and delivery of this Agreement, the other Credit Documents, the Priority Credit Agreement, other Credit Documents (as defined under the Priority Credit Agreement) and the documents and instruments referred to herein and therein and any amendment, waiver, assignment or consent relating hereto or thereto”
ARTICLE II
AMENDMENTS TO FORBEARANCE AGREEMENT
          Section 2.01. Additional Specified Events of Default. For purposes of the forbearance contained in the Third Amendment, the Lenders hereby agree that the definition of “Specified Events of Default” shall be modified to include the Events of Default set forth on Schedule I hereto in addition the Specified Events of Default identified in the Third Amendment. The Borrower acknowledges and agrees that the Specified Events of Default remain in effect.

          Section 2.02. Additional Forbearance Termination Event. For purposes of the forbearance contained in the Third Amendment, the parties hereto hereby agree that Article II contained in the Third Amendment shall be modified to include a new clause (iv) as follows:
     “(iv) the failure of the Borrower to draw on the Total Tranche B Term Loan Commitments (as defined under the Priority Credit Agreement) in the amount of $7,000,000 under the Priority Credit Facility by October 31, 2010.”
          Section 2.03. Forbearance Agreement Continues. Except as specifically modified by Sections 2.01 and 2.02, the provisions of the forbearance contained in the Third Amendment remain in full force and effect.
ARTICLE III
          Section 3.01. Termination of Total Unutilized Revolving Commitment, Outstanding Tranche A Term Loan Commitment and Total Tranche B Term Loan Commitment. Pursuant to Section 4.02 of the Credit Agreement, the Borrower hereby terminates (i) the Total Unutilized Revolving Commitment, so that the amount of the Total Unutilized Revolving Commitment shall be zero, (ii) the outstanding amount of the Total Tranche A Term Loan Commitment, so that the amount of the Total Tranche A Term Loan Commitment shall be zero and (iii) the Total Tranche B Term Loan Commitment, so that the amount of the Total Tranche B Term Loan Commitment shall be zero; provided that, the parties hereto hereby agree that, upon the mutual agreement between the Borrower and the Term Lenders, the Total Term Commitments may be increased up to the level of the Total Term Commitments prior to giving effect to this Fifth Amendment. The undersigned Lenders hereby waive the requirement in such Section 4.02 that such termination shall require at least three Business Day’s notice, and consent to the termination of the Total Unutilized Revolving Commitment, the Total Tranche A Term Loan Commitment and the Total Tranche B Term Loan Commitment as set forth herein.
          Section 3.02. No Additional Notice of Borrowing and Letter of Credit Request. The Borrower hereby agrees that it shall not deliver any additional (i) Notice of Borrowing under the Credit Agreement and (ii) Letter of Credit Request under the Letter of Credit facility.
ARTICLE IV
REAFFIRMATION
          Section 4.01. The Parent and each Credit Party hereby acknowledges and agrees that it expects to realize substantial direct and indirect benefits as a result of the transactions contemplated by this Fifth Amendment.
          Section 4.02. The Parent and each Credit Party hereby acknowledges its receipt of this Fifth Amendment and its review of the terms and conditions thereof and consents to the terms and conditions of this Fifth Amendment contemplated hereby and thereby.
          Section 4.03. The Parent and each Credit Party, by executing and delivering a copy hereof, hereby (i) affirms and confirms its guarantee, pledge, grant and other agreements under and pursuant to the applicable Guaranty and the Security Documents (including, without limitation, any such Security Documents governed by the laws of New York, Brazil, Cayman, Island of Guernsey, Mexico, Netherlands, Norway, Scotland, Bahamas, Isle of Man, Vanuatu and England and Wales) in accordance with the terms and provisions thereof and (ii) agrees that, notwithstanding the effectiveness of this Fifth Amendment, (x) each such Guaranty and Security Document continues to be in full force and effect and (y) all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect without interruption to secure the Secured Obligations (including, for the avoidance of doubt, the Revolving Loans and Term Loans made by the Lenders from and after the date hereof and all other obligations under the Credit Documents as each such Credit Document may be amended on the date hereof and as it may be further amended, restated, modified or supplemented from time to time), in each case, as such agreements and other documents are being amended hereby or in connection herewith. The confirmation and acknowledgements of Parent, Trico Cayman and Trico Holdco in this Section 4.03 shall not grant additional claims, rights, or interests against Parent, Trico Cayman and Trico Holdco, such claims, rights and interests existing as they did on August 25, 2010.
ARTICLE V
MISCELLANEOUS PROVISIONS
          Section 5.01. In order to induce the Lenders to enter into this Fifth Amendment, each of Holdings and the Borrower hereby represent and warrant that other than the Specified Events of Default, (i) no Default or Event of Default exists as of the Fifth Amendment Effective Date after giving effect to this Fifth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement (other than the representation contained in Section 8.05(b), Section 8.05(e) and Section 8.06 of the Credit Agreement, and any representation or warranty which has been rendered untrue as a result of the Specified Events of Default) are true and correct in all material respects on the Fifth Amendment Effective Date both before and after giving effect to this Fifth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
          Section 5.02. This Fifth Amendment is limited as specified and shall not constitute a modification, acceptance, consent to deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document.
          Section 5.03. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page to this Fifth Amendment by facsimile transmission, as a .pdf attachment or by other electronic means of transmission shall be as effective as delivery of a manually signed counterpart of this Fifth Amendment.
          Section 5.04. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN

ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS IN THE CREDIT AGREEMENT.
          Section 5.05. This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied:
     (ii) the Second Supplemental Indenture, a copy of which was attached to hereto as Exhibit A, shall have been fully executed and delivered and all conditions precedent to the effectiveness thereof shall have been satisfied and the Second Supplemental Indenture and shall be in full force and effect;
     (iii) the Borrower shall have paid all fees, costs, interest and expenses (including legal fees, commitment fees, costs, interest and expenses and recording taxes and fees) of the Lenders and the Administrative Agent in full accrued to date (including, without limitation, all fees and expenses accrued pursuant to Section 14.01 of the Credit Agreement) and incurred in connection with the transactions contemplated herein and;
     (iv) the Lenders hereto shall have received a consent fee in the amount equal to 0.25% of the outstanding principal amount of their Term Loans, Revolving Loans and Letters of Credit Outstandings, as applicable;
     (v) Borrower shall have (i) repaid the Revolving Loans in an amount equal to at least $1,090,000 and (ii) terminated outstanding Letters of Credit and provided evidence thereof in a stated amount equal to no greater than $1,090,000; provided that the aggregate of clauses (i) and (ii) shall equal an amount no less than $2,186,616.74;
     (vi) each Credit Party, the Required Revolving Lenders and the Required Term Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and delivered the same (including by way of facsimile or other electronic transmission) to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com);
     (vii) the due execution and delivery of the Priority Credit Agreement, which shall be the form of the Execution Copy delivered to the Required Revolving Lenders and the Required Term Lenders;
     (viii) the consummation of the transactions contemplated herein and in the Priority Credit Agreement shall not have resulted in any material conflict with, or any material default under, any material agreement of Holdings or any Subsidiary thereof;
     (ix) the due execution and delivery of the Collateral Agency and Intercreditor Agreement, which shall be the form of the Execution Copy delivered to the Required Revolving Lenders and the Required Term Lenders; and

     (x) the due execution and delivery of that certain Third Amendment to the Pledge Agreement, dated as of September 21, 2010, among the grantors party thereto and Wilmington Trust FSB, as collateral agent, which shall be the form of the Execution Copy delivered to the Required Revolving Lenders and the Required Term Lenders.
          Section 5.06. Except for deliveries that are required pursuant to the Credit Agreement, each of the parties hereto agree and acknowledge that notwithstanding anything to the contrary contained herein, none of the Administrative Agent or the Borrower or any of its Subsidiaries shall have any duty to disseminate any information or materials, or to solicit the participation, of any Lender (or any affiliate (including funds under common management) thereof).
          Section 5.07. The Borrower and its Subsidiaries agree to indemnify and hold harmless the Administrative Agent, the Lenders and their respective affiliates and each director, officer, employee, representative and agent thereof (each, an “indemnified person”) from and against any and all actions, suits, proceedings (including any investigations or inquiries), claims, losses, damages, liabilities or expenses of any kind or nature whatsoever which may be incurred by or asserted against or involve the Administrative Agent, the Lenders or any other such indemnified person as a result of or arising out of or in any way related to or resulting from the matters described in the foregoing paragraph and, upon demand, to pay and reimburse the Administrative Agent, the Lenders and each other indemnified person for any reasonable legal or other out-of-pocket expenses paid or incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any inquiry or investigation) or claim (whether or not the Administrative Agent, the Lenders or any other such indemnified person is a party to any action or proceeding out of which any such expenses arise).
          Section 5.08. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by the Fifth Amendment.
*       *      *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

TRICO SHIPPING AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

TRICO MARINE SERVICES, INC.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Sr. Vice President

TRICO MARINE CAYMAN, L.P.
By:	Trico Holdco LLC, General Partner
By:	Trico Marine Services, Inc., its Sole Member

By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Sr. Vice President

TRICO HOLDCO LLC
By:	Trico Marine Services, Inc., its Sole Member

By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Sr. Vice President

[Signature Page to Fifth Amendment to Credit Agreement and Forbearance Agreement]

TRICO SUPPLY AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DEEPOCEAN SHIPPING III AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DEEPOCEAN SHIPPING II AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DEEPOCEAN SHIPPING AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DEEPOCEAN AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

TRICO SUPPLY (UK) LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement and Forbearance Agreement]

ALBYN MARINE LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

CTC MARINE PROJECTS LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DEEPOCEAN BRASIL SERVICOS LTDA.
By:	/s/ Tomás Salazar
	Name:	Tomás Salazar
	Title:	Manager

DEEPOCEAN MARITIME AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DEEPOCEAN MANAGEMENT AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DEEPOCEAN DE MEXICO S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Manager

[Signature Page to Fifth Amendment to Credit Agreement and Forbearance Agreement]

CTC MARINE NORWAY AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

CTC MARINE PROJECTS (GUERNSEY) LIMITED
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN SUBSEA SERVICES LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DEEPOCEAN B.V.
By:	/s/ Mads Ragnar Bårdsen
	Name:	Mads Ragnar Bårdsen
	Title:	Director

DEEPOCEAN UK LTD.
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement and Forbearance Agreement]

SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Manager

SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Manager

TRICO SUBSEA AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

TRICO SUBSEA HOLDING AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement and Forbearance Agreement]

ADMINISTRATIVE AGENT: NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Lender and as Administrative Agent
By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	First Vice President
[Signature Page to Fifth Amendment to Credit Agreement and Forbearance Agreement]

LENDER: UNICREDIT BANK AG (f/k/a BAYERISCHE HYPO- UND VEREINSBANK), as Lender
By:	/s/ Susanne Banholly
	Name:	Susanne Banholly
	Title:	Departmental Director

By:	/s/ [Illegible]
Name:
	Title:	Managing Director
[Signature Page to Fifth Amendment to Credit Agreement and Forbearance Agreement]

LENDERS: SPECIAL VALUE CONTINUATION PARTNERS, LP TENNENBAUM OPPORTUNITIES PARTNERS V, LP TENNENBAUM DIP OPPORTUNITY FUND, LLC
By:	Tennenbaum Capital Partners, LLC, Investment
Manager of each of the above companies

By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Partner
[Signature Page to Fifth Amendment to Credit Agreement and Forbearance Agreement]

SCHEDULE I
ADDITIONAL SPECIFIED EVENTS OF DEFAULT
1. The Borrower has failed to comply with the Minimum Cash covenant for the month ending on August 31, 2010 pursuant to Section 10.13 of the Credit Agreement.
2. The Borrower has failed to comply with the Minimum Monthly EBITDA covenant for the months ending on July 31, 2010 and August 31, 2010 pursuant to Section 10.14 of the Credit Agreement.